Exhibit 10.16

Forms of option agreements

available for

awards and replenishment options

issued under the

T. Rowe Price Group, Inc.

2001 and 2004

Stock Incentive Plans

- i -

T. ROWE PRICE GROUP, INC.

[2001][2004] STOCK INCENTIVE PLAN

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS (INCENTIVE STOCK OPTIONS)

Effective: ____________

     This Statement of Additional Terms and Conditions Regarding Option Grants (the “Terms”) shall be delivered with the “Notice of Grant of Stock Options and Option Agreement” (the “Award Notice”) which shall detail the specifics of the applicable option award (the “Option”). Upon execution of the Award Notice by the recipient and by an authorized officer or agent of T. Rowe Price Group, Inc. (the “Company”), there shall be created a binding and enforceable contract (the “Agreement”) respecting the options subject to the terms and conditions of the Grant Notice and the Terms.

     1. Grant of Option. Subject to the Terms, the Company has granted to the person identified in the Award Notice attached hereto (the “Optionee”) commencing on the Issuance Date set forth in the Award Notice and ending on the Expiration Date of the option set forth in the Award Notice (the “Option Period”), the option to purchase from the Company at the option price set forth in the Award Notice (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of the Company’s Common Stock set forth under the caption “Shares” in the Award Notice.

     2. Exercise of Option.

          (a) The shares of stock subject to this Option shall become exercisable in installments set forth in the Award Notice.

          (b) The Executive Compensation Committee of the Board of Directors of the Company (the “Committee”) may in its discretion place limitations on the extent to which shares of Common Stock of the Company may be tendered by the Optionee as payment upon exercise of the Option pursuant to paragraph 3(a) hereof. In no event shall a replenishment option be granted upon the exercise of the Option by tender of shares of Common Stock.

          (c) To the extent that the Option is not immediately exercisable in full, the Committee may in its discretion accelerate the time at which the Option may be exercised.

          (d) To the extent not exercised, installments shall accumulate and be exercisable by the Optionee, in whole or in part, in any subsequent year included in the Option Period but not later than the expiration of the Option Period.

          (e) No less than 50 shares of Common Stock may be purchased upon any one exercise of the Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

          (f) In no event shall the Option be exercisable for a fractional share.

     3. Method of Exercising Option and Payment of Option Price.

          (a) The Option shall be exercised by the Optionee delivering to the Company, from time to time, on any business day (the “Exercise Date”), written notice specifying the number of shares the Optionee then desires to purchase (the “Notice”) and paying the Option Price for the shares specified in the Notice. The Option Price may be paid (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the Option Price for the number of shares specified in the Notice, such payment to be delivered with the Notice, (ii) unless Iimited by the Committee, by tender of shares of Common Stock of the Company with a value (determined in accordance with paragraph 3(c)) equal to or less than the Option Price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate Option Price exceeds the value of such shares of the Company’s stock (determined in accordance with paragraph 3(c)), (iii) by broker-assisted cashless exercise procedures satisfactory to the Committee, or (iv) by a combination thereof. Such Company’s stock and cash shall be delivered to the Company no later than the end of the first business day after the Exercise Date. In the case of payment in shares, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company.

          (b) Within three business days after the Exercise Date, the Company shall, subject to the receipt of the aggregate Option Price and withholding taxes, to the extent required by the Company, issue to the Optionee the number of shares with respect to which the Option shall be so exercised, and shall deliver to the Optionee a certificate or certificates therefor or shall make such transfer to a bank, broker or nominee as designated by the Optionee.

          (c) For purposes of paragraph 3(a), unless determined otherwise by the Committee in accordance with the Plan, the value of shares of Common Stock tendered to exercise the Option shall be the last-reported sale price of such shares on the Nasdaq National Market System on the Exercise Date, or, if the Common Stock is not quoted on the Nasdaq National Market System, the mean between the closing bid and asked prices of such shares on the Nasdaq System on the Exercise Date, or, if the foregoing are inapplicable, as otherwise determined by the Committee.

          (d) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of an Option and the payment of the Option Price, authorize the payment of cash to the Optionee in an amount equal to the market value of shares of Common Stock subject to the Option less the Option Price in exchange for the cancellation of the Option.

     4. Exercisability Upon the Occurrence of Certain Events.

[See provisions of Section 7(c)(ii) of applicable plan]

     5. Termination.

          The Option shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

          (a) The expiration date set forth in the Award Notice;

          (b) The expiration of 30 days after termination of the Optionee’s employment with the Company, except in the case of the Optionee’s death or retirement with the consent of the Company; provided, however, that any day on which the Company has restricted employee securities transactions under then-applicable securities transactions policies and procedures shall not be included in determining such 30-day period. During such period, the Optionee shall have the right to exercise the Option only to the extent exercisable on the date of termination;

          (c) The expiration of thirteen months after the date of the Optionee’s retirement with the consent of the Company. During such thirteen-month period the Optionee shall have the right to exercise the Option to the extent the right to exercise the same has accrued prior to such retirement but has not been exercised prior to such retirement, subject, in addition, however, to acceleration by the Committee pursuant to paragraph 2(c); or

          (d) The expiration of seven months after the date of death of the Optionee if said death occurs while (i) the Optionee is in the employ of the Company or (ii) within the period of time after retirement with the consent of the Company during which the Optionee was entitled to exercise the Option. During such seven-month period the Optionee’s estate, personal representative or beneficiary shall have the right to exercise the Option in full.

          Retirement at the Optionee’s normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which the Optionee is then covered shall constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee shall have absolute and uncontrolled discretion to determine whether any other termination of Optionee’s employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Employment by the Company shall be deemed to include employment of the Optionee by, and to continue during any period in which Optionee is in the employ of, an “Affiliate” of the Company as that term is defined in the Plan. Unless determined otherwise by the Committee, if the Affiliate with which the Optionee is employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, the Optionee will be considered to have had a termination of employment for purposes of this Agreement upon such cessation. Any determination made by the Committee with respect to any matter referred to in this paragraph 5 shall, subject to the provisions of paragraph 13 hereof, be final and conclusive on all persons affected thereby.

     6. Optionee.

          Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, it shall be deemed to include such person.

     7. Assignability.

          This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.

     8. The Company’s Rights.

          The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     9. Recapitalization.

          The shares with respect to which this Option is granted are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately increased.

     10. Merger and Consolidation.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this Option shall terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

     11. Preemption of Applicable Laws or Regulations.

          Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to the Optionee, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken.

     12. Resolution of Disputes.

          Subject to the provisions of paragraph 13 hereof, any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

     13. Amendments.

          The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of the Company’s Common Stock pursuant to the Plan which is in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Optionee of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Optionee and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     14. Notice.

          Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the Company, or to the Company (attention of the Secretary), at 100 East Pratt Street, Baltimore, Maryland 21202, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee’s address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

     15. Construction.

          This Agreement has been entered into in accordance with the terms of the Plan specified in the Award Notice (the “Plan”), which is incorporated herein by reference.

     16. Provisions Concerning Incentive Stock Options.

          (a) Qualified Nature of the Option. This Option is intended to qualify as an incentive stock option within the meaning of Code section 422 (“Incentive Stock Option”), to the fullest extent permitted under Code section 422, and this Agreement shall be so construed. The aggregate fair market value (determined as of the effective date of this grant) of shares of stock with respect to which all Incentive Stock Options first become exercisable by the Optionee in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value shall exceed $100,000 or other applicable amount in any calendar year, such stock options shall be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422 limit. For this purpose, the

Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of stock that are to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option and the shares of stock that are to be treated as stock acquired pursuant to a nonstatutory stock option by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

          Except with respect to exercise after the death or disability of the Optionee, at all times during the period beginning with the date of the granting of an Incentive Stock Option and ending on the day three months before the date of such exercise, the Optionee must be an employee of the Company or a subsidiary, as that term is defined in Code section 424(f), in order for such option to qualify as an Incentive Stock Option. Therefore, in the event that the Optionee retires with the consent of the Company, as provided in paragraph 5 hereof, any part of the Incentive Stock Option which is not exercised within three months of such termination will be exercisable as a nonstatutory stock option for the remainder of the thirteen-month exercise period. Similarly, if the entity with which the Optionee is employed ceases to be a subsidiary of the Company, as that term is defined in Code section 424(f), then the Option will be treated as a nonstatutory stock option unless exercised within three months of such cessation.

          (b) Notice of Disqualifying Disposition. If the Optionee makes a disposition (as that term is defined in Code section 424(c)) of any shares of stock acquired pursuant to this Option within two years of the Grant Date or within one year after the shares of Stock are transferred to the Optionee, the Optionee shall notify the Company of such disposition in writing within 30 days of the disposition.

     17. Withholding of Taxes.

          At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option. The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.

          The Company may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to the amount necessary to satisfy the statutory minimum withholding amount due.

T. ROWE PRICE GROUP, INC.

[2001][2004] STOCK INCENTIVE PLAN

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS (NON-QUALIFIED OPTIONS)

Effective: ____________

     This Statement of Additional Terms and Conditions Regarding Option Grants (the “Terms”) shall be delivered with the “Notice of Grant of Stock Options and Option Agreement” (the “Award Notice”) which shall detail the specifics of the applicable option award (the “Option”). Upon execution of the Award Notice by the recipient and by an authorized officer or agent of T. Rowe Price Group, Inc. (the “Company”), there shall be created a binding and enforceable contract (the “Agreement”) respecting the options subject to the terms and conditions of the Grant Notice and the Terms.

     1. Grant of Option. Subject to the Terms, the Company has granted to the person identified in the Award Notice attached hereto (the “Optionee”) commencing on the Issuance Date set forth in the Award Notice and ending on the Expiration Date of the option set forth in the Award Notice (the “Option Period”), the option to purchase from the Company at the option price set forth in the Award Notice (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of the Company’s Common Stock set forth under the caption “Shares” in the Award Notice.

     2. Exercise of Option.

          (a) The shares of stock subject to this Option shall become exercisable in installments set forth in the Award Notice.

          (b) The Executive Compensation Committee of the Board of Directors of the Company (the “Committee”) may in its discretion place limitations on the extent to which shares of Common Stock of the Company may be tendered by the Optionee as payment of the Option Price pursuant to paragraph 3(a) hereof.

          (c) To the extent the Option is not immediately exercisable in full, the Committee may in its discretion accelerate the time at which the Option may be exercised.

          (d) To the extent not exercised, installments shall accumulate and be exercisable by the Optionee, in whole or in part, in any subsequent year included in the Option Period but not later than the expiration of the Option Period.

          (e) No less than 50 shares of Common Stock may be purchased upon any one exercise of the Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

          (f) In no event shall the Option be exercisable for a fractional share.

     3. Method of Exercising Option and Payment of Option Price.

          (a) The Option shall be exercised by the Optionee delivering to the Company, from time to time, on any business day (the “Exercise Date”), written notice specifying the number of shares the Optionee then desires to purchase (the “Notice”) and paying the Option Price for the shares specified in the Notice. The Option Price may be paid (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the Option Price for the number of shares specified in the Notice, such payment to be delivered with the Notice, (ii) unless Iimited by the Committee, by tender of shares of Common Stock of the Company with a value (determined in accordance with paragraph 3(c)) equal to or less than the Option Price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate Option Price exceeds the value of such shares of the Company’s stock (determined in accordance with paragraph 3(c)), (iii) by broker-assisted cashless exercise procedures satisfactory to the Committee, or (iv) by a combination thereof. Such Company’s stock and cash shall be delivered to the Company not later than the end of the first business day after the Exercise Date. In the case of payment in shares, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company.

          (b) Within three business days after the Exercise Date, the Company shall, subject to the receipt of the aggregate Option Price and withholding taxes, to the extent required by the Company, issue to the Optionee the number of shares with respect to which the Option shall be so exercised, and shall deliver to the Optionee a certificate or certificates therefor, or shall make such transfer to a bank, broker or nominee as designated by the Optionee.

          (c) For purposes of paragraph 3(a), unless determined otherwise by the Committee in accordance with the Plan, the value of shares of Common Stock tendered to exercise the Option shall be the last-reported sale price of such shares on the Nasdaq National Market System on the Exercise Date, or, if the Common Stock is not quoted on the Nasdaq National Market System, the mean between the closing bid and asked prices of such shares on the Nasdaq System on the Exercise Date, or, if the foregoing are inapplicable, as otherwise determined by the Committee.

          (d) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of the Option and the payment of the Option Price, authorize the payment of cash to the Optionee in an amount equal to the market value of shares of Common Stock subject to the Option less the Option Price in exchange for the cancellation of the Option.

     4. Exercisability Upon the Occurrence of Certain Events.

[See provisions of Section 7(c)(ii) of applicable plan]

     5. Termination.

          The Option shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

          (a) The expiration date set forth in the Award Notice;

          (b) The expiration of 30 days after termination of the Optionee’s employment with the Company, except in the case of the Optionee’s death or retirement with the consent of the Company; provided, however, that any day on which the Company has restricted employee securities transactions under then-applicable securities transactions policies and procedures shall not be included in determining such 30-day period. During such period, the Optionee shall have the right to exercise the Option only to the extent exercisable on the date of termination;

          (c) The expiration of thirteen months after the date of the Optionee’s retirement with the consent of the Company. During such thirteen-month period the Optionee shall have the right to exercise the Option to the extent the right to exercise the same has accrued prior to such retirement but has not been exercised prior to such retirement, subject, in addition, however, to acceleration by the Committee pursuant to paragraph 2(c); or

          (d) The expiration of seven months after the date of death of the Optionee if said death occurs while (i) the Optionee is in the employ of the Company or (ii) within the period of time after retirement with the consent of the Company during which the Optionee was entitled to exercise the Option. During such seven-month period the Optionee’s estate, personal representative or beneficiary shall have the right to exercise the Option in full.

          Retirement at the Optionee’s normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which the Optionee is then covered shall constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee shall have absolute and uncontrolled discretion to determine whether any other termination of Optionee’s employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Employment by the Company shall be deemed to include employment of the Optionee by, and to continue during any period in which Optionee is in the employ of, an “Affiliate” of the Company as that term is defined in the Plan. Unless determined otherwise by the Committee, if the Affiliate with which the Optionee is employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, the Optionee will be considered to have had a termination of employment for purposes of this Agreement upon such cessation. Any determination made by the Committee with respect to any matter referred to in this paragraph 5 shall, subject to the provisions of paragraph 13 hereof, be final and conclusive on all persons affected thereby.

     6. Optionee.

          Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, it shall be deemed to include such person.

     7. Assignability.

          [This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.]

          [This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee except that with the consent of the Committee, an Option may be transferred to a family member or a trust, partnership or the like for the benefit of Optionee or such family member. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will, the laws of descent and distribution or by consent of the Committee, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.]

     8. The Company’s Rights.

          The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     9. Recapitalization.

          The shares with respect to which this Option is granted are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately increased.

     10. Merger and Consolidation.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this Option shall terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

     11. Preemption of Applicable Laws or Regulations.

          Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to the Optionee, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken.

     12. Resolution of Disputes.

          Subject to the provisions of paragraph 13 hereof, any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

     13. Amendments.

          The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of the Company’s Common Stock pursuant to the Plan which is in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Optionee of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Optionee and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     14. Notice.

          Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the Company, or to the Company (attention of the Secretary), at 100 East Pratt Street, Baltimore, Maryland 21202, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee’s address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

     15. Construction.

          This Agreement has been entered into in accordance with the terms of the Plan specified in the Award Notice (the “Plan”), which is incorporated herein by reference.

     16. Non-Qualified Nature of the Option.

          The Option created by this Agreement shall not be treated as an incentive stock option within the meaning of Internal Revenue Code section 422.

     17. Withholding of Taxes.

          At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option. The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.

          The Company may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to the amount necessary to satisfy the statutory minimum withholding amount due.

T. ROWE PRICE GROUP, INC.

[2001][2004] STOCK INCENTIVE PLAN

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS

(NON-QUALIFIED STOCK OPTION AGREEMENT)
(REPLENISHED OPTIONS)

     This Statement of Additional Terms and Conditions Regarding Option Grants (the “Terms”) shall be delivered with the “Notice of Grant of Stock Options and Option Agreement” (the “Award Notice”) which shall detail the specifics of the applicable option award (the “Option”). Upon execution of the Award Notice by the Employee and by an authorized officer or agent of T. Rowe Price Group, Inc. (the “Company”), there shall be created a binding and enforceable contract (the “Agreement”) respecting the Option subject to the terms and conditions of the Grant Notice and the Terms.

1. Grant of Option.

          Subject to the Terms, the Company has granted to the person identified in the Award Notice attached hereto (the “Optionee”) commencing on the Issuance Date set forth in the Award Notice and ending on the Expiration Date set forth in the Award Notice (the “Option Period”), the option to purchase from the Company at the option price set forth in the Award Notice (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of the Company’s Common Stock set forth under the caption “Shares” in the Award Notice.

2. Exercise of Option.

          (a) This Option is immediately exercisable in full and may be exercised in whole or in part from time to time during the Option Period, subject to the Terms.

          (b) The Executive Compensation Committee of the Board of Directors of the Company (the “Committee”) may in its discretion place limitations on the extent to which shares of Common Stock of the Company may be tendered by the Optionee as payment of the Option Price pursuant to paragraph 3(a) hereof.

          (c) No less than 50 shares of Common Stock may be purchased upon any one exercise of the Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

          (d) In no event shall the Option be exercisable for a fractional share.

          (e) In no event shall any additional replenishment option be granted upon the exercise of this Option.

3. Method of Exercising Option and Payment of Option Price.

          (a) The Option shall be exercised by the Optionee delivering to the Company, from time to time, on any business day (the “Exercise Date”), written notice specifying the number of shares the Optionee then desires to purchase (the “Notice”) and paying the Option Price for the shares specified in the Notice. The Option Price may be paid:

(i)	by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the Option Price for the number of shares specified in the Notice, such payment to be delivered with the Notice,

(ii)	unless limited by the Committee, by tender of shares of Common Stock of the Company with a value (determined in accordance with paragraph 3(c)) equal to or less than the Option Price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate Option Price exceeds the value of such shares of the Company’s stock (determined in accordance with paragraph 3(c)),

(iii)	by broker-assisted cashless exercise procedures satisfactory to the Committee, or

(iv)	by a combination thereof.

Such Company’s stock and cash shall be delivered to the Company not later than the end of the first business day after the Exercise Date. In the case of payment in shares, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company.

          (b) Within three business days after the Company receives the aggregate Option Price and withholding taxes to the extent required by the Company, the Company will issue to the Optionee the number of shares with respect to which the Option shall be so exercised, and will deliver to the Optionee a certificate or certificates therefor, or will make such transfer to a bank, broker or nominee as designated by the Optionee.

          (c) For purposes of paragraph 3(a), the value of shares of Common Stock tendered to exercise the Option shall be the last-reported sales price of such shares on the Nasdaq National Market System on the Exercise Date, or, if the Common Stock is not quoted on the Nasdaq National Market System, the mean between the closing bid and asked prices of such shares on the Nasdaq System on the Exercise Date, or, if the foregoing are inapplicable, as otherwise determined by the Committee.

          (d) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of the Option and the payment of the Option Price, authorize the payment of cash to the Optionee in an amount equal to the market value of shares of Common Stock subject to the Option less the Option Price in exchange for the cancellation of the Option.

     4. Termination.

          The Option shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

          (a) The expiration date set forth in the Award Notice;

          (b) The expiration of 30 days after termination of the Optionee’s employment with the Company, except in the case of the Optionee’s death or retirement with the consent of the Company; provided, however, that any day on which the Company has restricted employee securities transactions under then-applicable securities transactions policies and procedures shall not be included in determining such 30-day period. During such period, the Optionee shall have the right to exercise the Option only to the extent exercisable on the date of termination;

          (c) The expiration of [seven][thirteen] months after the date of the Optionee’s retirement with the consent of the Company; provided, however, that any day on which the Company has restricted employee securities transactions under then-applicable securities transaction policies and procedures shall not be included in determining such [seven-month][thirteen-month] period. During such [seven-month][thirteen-month] period, the Optionee shall have the right to exercise the Option only to the extent exercisable on the date of retirement.

          (d) The expiration of seven months after the date of death of the Optionee if said death occurs while (i) the Optionee is in the employ of the Company or (ii) within the period of time after retirement with the consent of the Company during which the Optionee was entitled to exercise the Option. During such seven-month period the Optionee’s estate, personal representative or beneficiary shall have the right to exercise the Option in full.

          Retirement at the Optionee’s normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which the Optionee is then covered shall constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee shall have absolute and uncontrolled discretion to determine whether any other termination of Optionee’s employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Any determination made by the Committee with respect to any matter referred to in this paragraph 4 shall, subject to the provisions of paragraph 13 hereof, be final and conclusive on all persons affected thereby. Employment by the Company shall be deemed to include employment of Optionee by, and to continue during any period in which Optionee is in the employ of, an “Affiliate” of the Company as that term is defined in the Plan. Unless determined otherwise by the Committee, if the Affiliate with which the Optionee is employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, the Optionee will be considered to have had a termination of employment for purposes of this Agreement upon such cessation.

     5. Optionee.

          Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, it shall be deemed to include such person.

     6. Assignability.

          [This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.]

          [This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee; except that with the consent of the Committee, this Option may be transferred to a family member or a trust, partnership or the like for the benefit of the Optionee or such family members. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will, the laws of descent and distribution or by consent of the Committee, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.]

     7. Rights as a Stockholder.

          The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares as to which this Option shall not have been exercised and payment and issue made as herein provided.

     8. The Company’s Rights.

          The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     9. Recapitalization.

          The shares with respect to which this Option is granted are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then

(a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and

(b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately increased.

     10. Merger and Consolidation.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this Option shall terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

     11. Preemption of Applicable Laws or Regulations.

          Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to the Optionee, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken.

     12. Resolution of Disputes.

          Subject to the provisions of paragraph 13 hereof, any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

     13. Amendments.

          The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of the Company’s Common Stock pursuant to the Plan which is in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Optionee of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Optionee and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     14. Notice.

          Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the Company, or to the Company (attention of the Secretary), at 100 East Pratt Street, Baltimore, Maryland 21202, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee’s address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

     15. Construction.

          This Agreement has been entered into in accordance with the terms of the 2004 Stock Incentive Plan, which is incorporated herein by reference.

     16. Non-Qualified Nature of the Option.

          The Option shall not be treated as an incentive stock option within the meaning of Internal Revenue Code section 422.

     17. Withholding of Taxes.

          At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option. The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.

          The Company may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to the amount necessary to satisfy the statutory minimum withholding amount due.